UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 25, 2003 (September 24, 2003)

Sharps Compliance Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-22390	74-2657168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9350 Kirby Drive, Suite 300, Houston, Texa		77054
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 432-0300

Item 5. Other Events and Regulation FD Disclosure

The Company announced the completion of a Private Placement of 625,000 shares of the Company's common stock at a price per share of $0.80.  The $500,000 proceeds from the equity financing will be utilized for working capital purposes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPS COMPLIANCE CORP.

DATE: September 25, 2003	By:	/s/ DAVID P. TUSA
Name: David P. Tusa
Title: Senior Vice President and Chief Financial Officer